SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) February 25, 2003

Renaissance Mortgage Acceptance Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-82550 (Commission File Number)	52-2356399 (IRS Employer ID Number)

1000 Woodbury Road, Woodbury, New York 11797
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code:	(516) 364-8500

N/A
(Former name or former address, if changed since last report)

Item 5.

Other Events

Filing of Computational Materials.

This Current Report on Form 8-K is being filed to file copies of the Computational Materials (as defined below) prepared and distributed Wachovia Securities, Inc., in connection with the issuance by Renaissance Home Equity Loan Trust 2003-1 of Home Equity Loan Asset-Backed Certificates, Series 2003-1.  The term “Computational Materials” shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(k)

Not applicable.

(l)

Not applicable.

(m)

Exhibits:

99.1

Computational Materials of Wachovia Securities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By: /s/ Dawn Ceccarini

Name:

Dawn Ceccarini

Title:

Vice President

Dated:  February 25, 2003

EXHIBIT INDEX

Exhibit

99.1	Computational Materials of Wachovia Securities, Inc.

EXHIBIT 99.1